`                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of report (Date of earliest event reported): December 19, 2001
                                                     (December 16, 2001)


                           ALPHA INDUSTRIES, INC.
                           ----------------------
             (Exact name of registrant as specified in charter)


   Delaware                         1-5560                       04-2302115
-------------------------------------------------------------------------------
(State or other                  (Commission                 (I.R.S. Employer
 jurisdiction                     File Number)              Identification No.)
of incorporation)


 20 Sylvan Road, Woburn, MA                                      01801
-------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


     Registrant's telephone number, including area code: (781) 935-5150





Item 5.   Other Events.

            On December 16, 2001, Alpha Industries, Inc. (the "Registrant") entered into an Agreement and Plan of Reorganization dated as of December 16, 2001 (the "Merger Agreement") with Conexant Systems, Inc. ("Conexant") and Washington Sub, Inc., a wholly-owned subsidiary of Conexant ("Washington"). Conexant and Washington also entered into a Contribution and Distribution Agreement dated as of December 16, 2001 (the "Distribution Agreement"). Pursuant to the Distribution Agreement, Conexant will contribute to Washington the wireless communications business presently conducted by Conexant, excluding certain assets and liabilities as set forth in the Distribution Agreement, and will distribute all the outstanding shares of Washington to Conexant's shareowners (the "Spin-off"). Immediately thereafter, pursuant to the Merger Agreement, Washington will merge with and into the Registrant, with the Registrant as the surviving corporation (the "Merger"). The Merger is subject to, among other things, regulatory approval, a ruling by the IRS that the Spin-off qualifies as tax-free and approval by the Registrant's stockholders.

            Upon completion of the Merger, the Registrant will purchase (i) Conexant's semiconductor assembly, module manufacturing and test facility, located in Mexicali, Mexico, pursuant to the Mexican Stock and Assset Purchase Agreement dated as of December 16, 2001 between Conexant and the Registrant (the "Mexicali Agreement") and (ii) Conexant's Package Design Team that supports the Mexicali facility, pursuant to the U.S. Asset Purchase Agreement dated as of December 16, 2001 between Conexant and the Registrant (the "U.S. Assset Purchase Agreement").

            The foregoing description of the Merger, the Merger Agreement, the Distribution Agreement, the Mexicali Agreement and the U.S. Asset Purchase Agreement is qualified in its entirety by reference to the Merger Agreement, the Distribution Agreement, the Mexicali Agreement, the U.S. Asset Purchase Agreement and the joint press release of the Registrant and Conexant dated as of December 17, 2001, copies of which are filed herewith as Exhibits 2.1, 2.2, 2.3, 2.4 and 99.1, respectively, and each of such Exhibits is hereby incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c)      Exhibits.

Exhibit
Number            Description
------            -----------

2.1 Agreement and Plan of Reorganization dated as of December 16, 2001 by and among Conexant Systems, Inc., Washington Sub, Inc. and Alpha Industries, Inc.
                  (excluding exhibits).

2.2 Contribution and Distribution Agreement dated as of December 16, 2001 by and between Conexant Systems, Inc. and Washington Sub, Inc. (excluding exhibits).

2.3 Mexican Stock and Asset Purchase Agreement dated as of December 16, 2001 by and between Conexant Systems, Inc. and Alpha Industries Inc. (excluding exhibits).

2.4 U.S. Asset Purchase Agreement dated as of December 16, 2001 by and between Conexant Systems, Inc. and Alpha Industries, Inc. (excluding exhibits).

99.1              Press release dated December 17, 2001.



                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ALPHA INDUSTRIES, INC.



Date: December 19, 2001                 By: /s/ Paul E. Vincent
                                            -----------------------
                                        Paul E. Vincent
                                        Chief Financial Officer and Secretary





                               EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

2.1 Agreement and Plan of Reorganization dated as of December 16, 2001 by and among Conexant Systems, Inc., Washington Sub, Inc. and Alpha Industries, Inc.
                  (excluding exhibits).

2.2 Contribution and Distribution Agreement dated as of December 16, 2001 by and between Conexant Systems, Inc. and Washington Sub, Inc. (excluding exhibits).

2.3 Mexican Stock and Asset Purchase Agreement dated as of December 16, 2001 by and between Conexant Systems, Inc. and Alpha Industries Inc. (excluding exhibits).

2.4 U.S. Asset Purchase Agreement dated as of December 16, 2001 by and between Conexant Systems, Inc. and Alpha Industries, Inc. (excluding exhibits).

99.1              Press release dated December 17, 2001.